UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21471
                                                     ---------------------

                Nuveen Tax-Advantaged Total Return Strategy Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: June 30, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT June 30, 2004

                        Nuveen Investments
                        Closed-End
                        Exchange-Traded
                        Funds

        NUVEEN
TAX-ADVANTAGED
  TOTAL RETURN
 STRATEGY FUND
           JTA


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OPPORTUNITIES FOR CAPITAL APPRECIATION AND TAX-ADVANTAGED DIVIDENDS FROM A
PORTFOLIO OF VALUE EQUITIES AND SENIOR LOANS


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

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
  Chairman of the Board



Chairman's
     LETTER TO SHAREHOLDERS

On behalf of all of us at Nuveen Investments, I'd like to use this first report of the Nuveen Tax-Advantaged Total Return Strategy Fund to welcome each of you to the growing family of Nuveen investors. For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you secure your long-term financial objectives. We thank you for choosing Nuveen Investments as a partner as you work toward that goal.



OUR MISSION CONTINUES TO BE TO ASSIST YOU AND YOUR FINANCIAL ADVISOR BY OFFERING THE INVESTMENT SERVICES AND PRODUCTS THAT CAN HELP YOU SECURE YOUR LONG-TERM FINANCIAL OBJECTIVES.



Because your Fund's fiscal year ends on December 31, this "semiannual" report covers only the first five months of the Fund's operations. However, we believe the Fund is off to a good start, and is already well positioned to meet its objectives of tax-advantaged income and capital appreciation. For details on how the Fund has performed so far, I encourage you to read the portfolio managers' summary that immediately follows this letter.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy - see the inside front cover of this report for detailed instructions.

Again, thank you for the confidence you have shown in Nuveen Investments. We look forward to reporting on the performance of your Fund in the months and years ahead.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 16, 2004

Nuveen Tax-Advantaged Total Return Strategy Fund
(JTA)

Portfolio Managers'
        PERSPECTIVE

The Fund features management by teams at two different subadvisors - NWQ Investment Management Company, LLC, investing in dividend-paying common and preferred stocks, and Symphony Asset Management, LLC, investing in senior corporate loans and other debt instruments. Both NWQ and Symphony are affiliates of Nuveen Investments. NWQ currently manages a portion of one other Nuveen-sponsored closed-end exchange-traded fund and two Nuveen-sponsored mutual funds. Symphony currently manages all or a portion of six other Nuveen-sponsored closed-end exchange-traded funds.

Here Jon Bosse, Chief Investment Officer of NWQ, and Gunther Stein, Director of Fixed-Income Strategies at Symphony, review economic conditions and the Fund's performance during the period from its inception in January 2004 through June 30, 2004.


WHAT KIND OF MARKET ENVIRONMENT DID THE FUND ENCOUNTER DURING THIS INITIAL REPORTING PERIOD?

The U.S. stock market started 2004 as strongly as it had finished in 2003. However, the strength seen in January and February soon faded as increased global tensions and mounting economic concerns caused general weakness in stocks that lasted until mid-May. Of particular concern to investors was evidence of rising inflation pressures brought on by a surge in raw material prices. These pressures, combined with strong employment gains, prompted the Federal Reserve to raise short-term interest rates by 25 basis points to 1.25% at its June 30th meeting. Beginning in mid-March, long-term bond prices fell sharply as it became clear the Fed would likely tighten short-term rates to curb inflation. This dragged most fixed-income returns into negative territory for the first six months of 2004. Many of the major equity indices posted modest gains for the same period, with greater strength seen in small-to-mid capitalization stocks versus large capitalization issues.

During the first six months of 2004, the leveraged loan market continued to demonstrate the same characteristics that made 2003 one of the strongest for this asset class in the past ten years. Record inflows into the leveraged loan asset class, driven by the belief that the economy is entering a period of rising interest rates, a decreasing default rate as the economy continued to improve and a strong high yield market all benefited the leveraged loan market during this period. The CSFB Leveraged Loan Index returned 3.12% in 1st half of 2004 and 11.01% for 2003. All industries that comprise the CSFB Leveraged Loan Index had positive returns in the first half of 2004 except the telecommunications segment. Strong investor appetite drove $124 billion of leveraged loans to come to market during the first half of 2004, $38.5 billion being loans to fund M&A activity.

IN THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND?

During the initial invest-up period, we employed an opportunistic, bottom-up strategy toward common stock selection that focused on identifying attractively valued companies which possessed favorable risk/reward characteristics and emerging catalysts that we believed could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets/free options, or a turn in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statements, not just the income statement. We believe cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

For our preferred stock investments, given our view that interest rates would begin to rise during the reporting period, we purchased securities with shorter effective durations and kept our holdings toward the lower end of our normal weighting of 5% to 20% of the portfolio.

As we invested the senior loan portion of the portfolio, we used the generally positive environment to purchase loans and high yield bonds with attractive coupons that were issued by companies that we judged to have improving prospects and therefore offered strong asset protection.

IN THIS ENVIRONMENT, HOW DID THE FUND PERFORM?

The accompanying table compares the return of the Nuveen Tax-Advantaged Total Return Strategy Fund from its inception on January 27, 2004, through June 30, 2004, with the return of a comparative benchmark comprised of four different indexes weighted to reflect the asset class mix of the Fund.

TOTAL RETURN ON NET ASSET VALUE
(cumulative, January 27, 2004 - June 30, 2004)

Nuveen Tax-Advantaged Total Return Strategy Fund                2.98%
---------------------------------------------------------------------
Comparative Benchmark1                                          1.86%
---------------------------------------------------------------------

Past performance is not predictive of future results.

For more information, see the Performance Overview page.


1 The comparative benchmark designed to reflect the portfolio composition of JTA is calculated by combining 1) 56% of the return of the Russell 300 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values, 2) 16% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization-weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 8% of the return of the Merrill Lynch DRD Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 20% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns to not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

For the period since the Fund's inception through June 30, 2004, the Fund produced a total return on net asset value greater than the return of the composite benchmark.

Although numerous holdings contributed to the portfolio's performance in the five-month period, as a group the greatest strength came from our defense, energy and insurance holdings. Defense stocks outperformed due to compelling valuations and strong fundamentals. The Department of Defense is expected to spend over $1 trillion over the next decade on domestic security programs and the next generation of ships, submarines, and fighter aircraft. Strong cash flow growth could also lead to higher share repurchase activity as the prospect for large acquisitions is limited due to an already consolidated industry. Portfolio holdings Lockheed Martin and Raytheon Co. gained 13% and 16%, respectively, over this initial reporting period. Our energy stocks also appreciated as high oil and gas prices are contributing to an increase in drilling activity, higher refining margins, and improved cash flows for energy companies. Favorable supply/demand conditions remained intact due to strong global economic growth, particularly in China. Terrorism fears, a weak dollar, and recent oil worker strikes in Norway and Venezuela have also contributed to higher energy prices. Our five energy holdings returned between 4% and 16% during the period. Meanwhile, improving fundamentals and a favorable pricing outlook for property casualty insurance contributed to the rise in insurance stocks. Portfolio holdings AON Corp. and Hartford Financial Services Group rose 12% and 8%, respectively, during the five months.

Other holdings that posted strong results since the Fund's inception included Albertson's, which gained 14% on the prospect of improving industry fundamentals and continuing steps to divest itself of less profitable stores. This move coincides with the company's restructuring efforts to improve margins, local market share, and private label penetration. Kimberly-Clark appreciated 11% due to a compelling valuation and signs of a turn in its diaper business. The company also announced it would spin-off its pulp and paper business later this year. Our other paper stocks, International Paper, Packaging Corp. of America, and Weyerhaeuser, posted gains between 7% and 10%. Other positive performers include Bank of America, Pitney Bowes and United Utilities plc.

In addition, the Fund's senior loan and other debt holdings generally performed well over this initial period. Improving economic conditions, decreasing default rates and the possibility of rising interest rates made the adjustable-rate debt of many companies more attractive.

Not all of our holdings appreciated during the period. Our tobacco investments declined due to some adverse litigation rulings. Altria Group, the parent of Phillip Morris, fell 10%, and Loews Corp - Carolina Group declined 6%. Our metal stocks, Alumina Ltd and Rio Tinto PLC, dropped 4% and 3% percent, respectively, due to a correction in commodity prices brought on by signs of a slowdown in Chinese industrial production. Our telecommunication investments were weak due to ongoing regulatory and competitive pressures, and our position in Korea Electric Power Corp declined 8% on market volatility and news the company will not divest its power distribution unit as expected due to government concerns. Finally, our preferred investments that have the lowest dividend rates and longest effective durations - such as FHLMC Series F and ABN AMRO Series G - exhibited significant negative total returns due to a combination of rising rates and wider spreads.

As of June 30, 2004, the Fund was paying a monthly distribution of $0.0735 per share, and was trading at a -13.47% discount to its net asset value.

HAVE YOU FINISHED THE INITIAL INVESTING PROCESS?

As of the end of the reporting period, the initial investment phase of the portfolio was completed. The investment phase of the portfolio progressed rather smoothly as the assets were invested in a well-diversified portfolio of stocks, preferred securities and senior loans. With respect to our common stock investments, we were increasingly cautious in our investment choices given the increased level of volatility in the market. Going forward, we will continue to seek companies that we believe meet our investment criteria of attractive valuation, downside protection potential, and a catalyst in place that will unlock value or improve profitability.

Nuveen Tax-Advantaged Total Return Strategy Fund
JTA

Performance
   OVERVIEW As of June 30, 2004

FUND SNAPSHOT
Share Price                   $16.76
------------------------------------
Common Share
Net Asset Value               $19.37
------------------------------------
Premium/(Discount) to NAV    -13.47%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $268,426
------------------------------------

CUMULATIVE TOTAL RETURN
(Inception 1/27/04)
------------------------------------
         ON SHARE PRICE    ON NAV
------------------------------------
Since
Inception     -14.79%         2.98%
------------------------------------

TOP FIVE INDUSTRIES
(as a % of total investments)
------------------------------------
Oil &Gas                        9.8%
------------------------------------
Diversified Financial Services  9.2%
------------------------------------
Commercial Banks                7.6%
------------------------------------
Electric Utilities              6.2%
------------------------------------
Insurance                       6.2%
------------------------------------


Pie Chart:
PORTFOLIO ALLOCATION
(as a % of total investments)
Common Stocks                          69.7%
Variable Rate Senior Load Interests    15.2%
Preferred Securities                    7.1%
Corporate Bonds                         4.0%
Short-Term Investments                  4.0%


Bar Chart:
2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Mar                                   0.0735
Apr                                   0.0735
May                                   0.0735
Jun                                   0.0735

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/30/04                               $20.01
                                       20.01
                                       20.05
                                       20
                                       20
                                       20
                                       20
                                       19.3
                                       19
                                       19.36
                                       18.95
                                       18.41
                                       17.74
                                       17.28
                                       17
                                       16.41
                                       16.7
                                       17.3
                                       17.73
                                       17.51
                                       17.11
6/30/04                                17


                            Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)
                            Portfolio of
                                    INVESTMENTS June 30, 2004 (Unaudited)
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 102.8% (69.7% OF TOTAL INVESTMENTS)

                AEROSPACE & DEFENSE - 5.8%

      140,000   Lockheed Martin Corporation                                                                          $    7,291,200
      235,000   Raytheon Company                                                                                          8,405,950
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         15,697,150
------------------------------------------------------------------------------------------------------------------------------------


                AUTO COMPONENTS - 2.2%

      555,000   Delphi Corporation                                                                                        5,927,400
------------------------------------------------------------------------------------------------------------------------------------


                CHEMICALS - 2.3%

      492,000   DSM NV Sponsored ADR                                                                                      6,100,800
------------------------------------------------------------------------------------------------------------------------------------


                COMMERCIAL BANKS - 5.7%

      100,000   Bank of America Corporation                                                                               8,462,000
      120,000   Wells Fargo & Company                                                                                     6,867,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         15,329,600
------------------------------------------------------------------------------------------------------------------------------------


                COMMERCIAL SERVICES & SUPPLIES - 2.6%

      155,000   Pitney Bowes Inc.                                                                                         6,858,750
------------------------------------------------------------------------------------------------------------------------------------


                COMMUNICATIONS EQUIPMENT - 2.3%

      343,000   KT Corporation Sponsored ADR                                                                              6,187,720
------------------------------------------------------------------------------------------------------------------------------------


                CONTAINERS & PACKAGING - 2.2%

      250,000   Packaging Corp of America                                                                                 5,975,000
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED FINANCIAL SERVICES - 5.6%

      150,000   Citigroup Inc.                                                                                            6,975,000
      205,000   JPMorgan Chase & Co.                                                                                      7,947,850
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         14,922,850
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED TELECOMMUNICATION SERVICES - 8.8%

      235,000   SBC Communications Inc.                                                                                   5,698,750
      330,000   Sprint Corporation                                                                                        5,808,000
      235,000   Telecom Italia S.p.A., Sponsored ADR                                                                      5,334,500
      190,000   Verizon Communications Inc.                                                                               6,876,100
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         23,717,350
------------------------------------------------------------------------------------------------------------------------------------


                ELECTRIC UTILITIES - 7.2%

      110,000   Dominion Resources, Inc.                                                                                  6,938,800
      175,000   FirstEnergy Corp.                                                                                         6,546,750
      652,000   Korea Electric Power Corporation Sponsored ADR                                                            5,972,320
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         19,457,870
------------------------------------------------------------------------------------------------------------------------------------


                FOOD & STAPLES RETAILING - 5.8%

      375,000   Albertson's, Inc.                                                                                         9,952,500
      275,000   J. Sainsbury plc Sponsored ADR                                                                            5,706,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         15,658,750
------------------------------------------------------------------------------------------------------------------------------------


                FOOD PRODUCTS - 1.3%

      140,000   Tate & Lyle plc Sponsored ADR                                                                             3,430,000
------------------------------------------------------------------------------------------------------------------------------------


                                        9


                           Nuveen Tax-Advantaged Total Return Strategy Fund (JTA) (continued)
                                Portfolio of INVESTMENTS June 30, 2004 (Unaudited)
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSEHOLD DURABLES - 1.8%

      207,000   Newell Rubbermaid Inc.                                                                               $    4,864,500
------------------------------------------------------------------------------------------------------------------------------------

                HOUSEHOLD PRODUCTS - 2.0%

       80,000   Kimberly-Clark Corporation                                                                                5,270,400
------------------------------------------------------------------------------------------------------------------------------------


                INSURANCE - 6.2%

      390,000   Aon Corporation                                                                                          11,103,300
       80,000   The Hartford Financial Services Group, Inc.                                                               5,499,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         16,602,500
------------------------------------------------------------------------------------------------------------------------------------


                METALS & MINING - 5.5%

      404,000   Alumina Limited Sponsored ADR                                                                             6,039,800
       90,000   Rio Tinto plc Sponsored ADR                                                                               8,824,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         14,864,300
------------------------------------------------------------------------------------------------------------------------------------


                OIL & GAS - 12.8%

       40,000   ChevronTexaco Corporation                                                                                 3,764,400
      110,000   ConocoPhillips                                                                                            8,391,900
       53,000   Eni S.p.A. Sponsored ADR                                                                                  5,318,020
      215,000   Kerr-McGee Corporation                                                                                   11,560,550
       55,000   Total SA Sponsored ADR                                                                                    5,284,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         34,319,270
------------------------------------------------------------------------------------------------------------------------------------


                PAPER & FOREST PRODUCTS - 4.7%

      125,000   International Paper Company                                                                               5,587,500
      110,000   Weyerhaeuser Company                                                                                      6,943,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,530,700
------------------------------------------------------------------------------------------------------------------------------------


                ROAD & RAIL - 2.0%

       90,000   Union Pacific Corporation                                                                                 5,350,500
------------------------------------------------------------------------------------------------------------------------------------


                TOBACCO - 6.5%

      185,000   Altria Group, Inc.                                                                                        9,259,250
      330,000   Loews Corp - Carolina Group                                                                               8,101,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         17,360,750
------------------------------------------------------------------------------------------------------------------------------------


                TRIFT & MORTGAGE FINANCE - 8.2%

      192,000   Fannie Mae                                                                                               13,701,120
      265,000   IndyMae Bancorp, Inc.                                                                                     8,374,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         22,075,120
------------------------------------------------------------------------------------------------------------------------------------


                WATER UTILITIES - 1.3%

      180,000   United Utilities plc Sponsored ADR                                                                        3,441,600
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stock (cost $268,988,697)                                                                  275,942,880
                --------------------------------------------------------------------------------------------------------------------

                PREFERRED SECURITIES - 10.5% (7.1% OF TOTAL INVESTMENTS)

                COMMERCIAL BANKS - 2.4%

       23,500   Abbey National plc, Series B, 7.375%                                                                        614,525
       40,000   Abbey National plc, 7.375%                                                                                1,025,600
       80,000   ABN AMRO Capital Trust Fund VII, Series G, 6.080%                                                         1,782,400
       26,000   Citigroup Inc., Series H, 6.231%                                                                          1,336,660
       40,000   Fannie Mae, Series L, 5.125%                                                                              1,775,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,534,185
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER FINANCE - 0.7%

       36,100   SLM Corporation, Series A, 6.970%                                                                         1,920,340
------------------------------------------------------------------------------------------------------------------------------------


                                       10


       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES - 3.0%

       17,500   Bear Stearns Companies Inc. Series E, 6.150%                                                         $      877,625
       20,000   Citigroup Inc., Series F, 6.365%                                                                          1,031,600
       19,000   Federal Home Loan Mortgage Corporation, 5.700%                                                              912,950
       23,000   Federal Home Loan Mortgage Corporation, Series F, 5.000%                                                    987,850
       12,000   Fannie Mae, Series N, 5.500%                                                                                559,200
       27,100   Fannie Mae, Series H, 5.810%                                                                              1,338,469
       77,700   Lehman Brothers Holdings Inc., Series F, 6.500%                                                           1,982,904
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,690,598
------------------------------------------------------------------------------------------------------------------------------------


                ELECTRIC UTILITIES - 1.9%

       60,000   Alabama Power Company, Series P, 5.300%                                                                   1,393,128
        8,500   Consolidated Edison Company of New York Inc., Series A, 5.000%                                              713,150
       41,700   Interstate Power and Light Company, 7.100%                                                                1,076,694
       40,000   Mississippi Power Company, Series D, 5.250%                                                                 976,252
       40,000   Savannah Electric and Power Company, 6.000%                                                               1,017,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,176,724
------------------------------------------------------------------------------------------------------------------------------------


                INSURANCE - 2.1%

       40,000   Genworth Financial Inc., 5.250%                                                                           2,048,752
       48,400   ING Groep NV, 7.200%                                                                                      1,233,716
       25,600   ING Groep NV, 6.200%                                                                                        592,384
       70,000   Ace Ltd., Series C, 7.800%                                                                                1,848,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,722,852
------------------------------------------------------------------------------------------------------------------------------------


                OIL & GAS - 0.4%

       11,000   Devon Energy Corporation, Series A, 6.490%                                                                1,142,969
------------------------------------------------------------------------------------------------------------------------------------
                Total Preferred Securities (cost $29,311,623)                                                            28,187,668
                --------------------------------------------------------------------------------------------------------------------

                                                                                             RATINGS*
                                                                                       -------------------
    PRINCIPAL                                                                                                 STATED
 AMOUNT (000)   DESCRIPTION(1)                                                         MOODY'S         S&P  MATURITY**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS - 6.0% (4.0% OF TOTAL INVESTMENTS)

                CONSTRUCTION MATERIALS - 1.2%

$       2,800   Texas Industries Inc., 10.250%                                              B1         BB-   6/15/11      3,136,000
------------------------------------------------------------------------------------------------------------------------------------


                HOTELS, RESTAURANTS & LEISURE - 0.8%

        2,000   Park Place Entertainment, 8.875%                                           Ba2         BB-   9/15/08      2,175,000
------------------------------------------------------------------------------------------------------------------------------------


                HOUSEHOLD DURABLES - 2.0%

        2,000   D.R. Horton, Inc., 7.500%                                                  Ba1         BB+  12/01/07      2,170,000
        1,000   Standard Pacific Corporation, 9.500%                                       Ba2          BB   9/15/10      1,102,500
        2,000   Standard Pacific Corporation, 6.500%                                       Ba2          BB  10/01/08      2,010,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,282,500
------------------------------------------------------------------------------------------------------------------------------------


                OIL & GAS - 1.2%

        3,000   Chesapeake Energy Corporation, 8.375%                                      Ba3         BB-  11/01/08      3,255,000
------------------------------------------------------------------------------------------------------------------------------------


                PAPER & FOREST PRODUCTS - 0.8%

        2,000   Georgia Pacific Corporation, Senior Note, 7.735%                           Ba2         BB+   7/15/08      2,140,000
------------------------------------------------------------------------------------------------------------------------------------
                Total Corporate Bonds (cost $16,128,078)                                                                 15,988,500
                --------------------------------------------------------------------------------------------------------------------

                VARIABLE RATE SENIOR LOAN INTERESTS(2) - 22.5% (15.2% OF TOTAL INVESTMENTS)


                AEROSPACE & DEFENSE - 0.6%

        1,359   Vought Aircraft Industries, Inc., Term Loan C                              Ba3          B+   6/30/08      1,371,816
          215   Vought Aircraft Industries, Inc., Term Loan B                              Ba3          B+   6/30/07        217,597
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,589,413
------------------------------------------------------------------------------------------------------------------------------------


                                       11

                           Nuveen Tax-Advantaged Total Return Strategy Fund (JTA) (continued)
                                Portfolio of INVESTMENTS June 30, 2004 (Unaudited)

                                                                                             RATINGS*
                                                                                       -------------------
    PRINCIPAL                                                                                                 STATED
 AMOUNT (000)   DESCRIPTION(1)                                                         MOODY'S         S&P  MATURITY**       VALUE
------------------------------------------------------------------------------------------------------------------------------------

                AUTO COMPONENTS - 3.0%

$       2,000   Federal-Mogul Corporation, Term Loan A (a)                                  NR          NR   2/24/04    $ 1,850,000
        2,000   Mark IV Industries, Inc., Term Loan B                                       B2         BB-   6/23/11      2,031,250
        2,260   Metaldyne Company LLC, Term Loan D                                          B2         BB-  12/31/09      2,262,609
        2,000   PPHolding Corporation, Term Loan                                            B1          B+  11/12/11      2,036,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,180,109
------------------------------------------------------------------------------------------------------------------------------------


                COMMUNICATIONS EQUIPMENT - 0.7%

        1,990   Nextel Finance Company, Term Loan E                                        Ba2         BBB  12/15/10      2,007,057
------------------------------------------------------------------------------------------------------------------------------------


                CONSTRUCTION & ENGINEERING - 0.6%

        2,000   Anthony Crane Rental, L.P., Term Loan (a)                                   NR          NR   7/23/04      1,510,000
------------------------------------------------------------------------------------------------------------------------------------


                CONTAINERS & PACKAGING - 2.6%

        3,000   Owens Illinois Group, Inc., Term Loan B                                     NR          NR   4/01/08      3,036,965
        1,700   Stone Container Corporation, Term Loan B                                    B2          NR   6/30/09      1,718,675
          221   Stone Container Corporation, Term Loan C                                    B2          NR   6/30/09        223,710
        1,995   United States Can Company, Term Loan B                                      B2           B   1/15/10      2,018,691
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,998,041
------------------------------------------------------------------------------------------------------------------------------------


                ELECTRICAL EQUIPMENT - 0.7%

          260   Sensus Metering Systems Inc., Term Loan B-2                                 B2          B+  12/17/10        262,323
        1,730   Sensus Metering Systems Inc., Term Loan B-1                                 B2          B+  12/17/10      1,748,821
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,011,144
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE PROVIDERS & SERVICES - 0.8%

        2,000   IASIS Healthcare LLC, Term Loan (DD, settling 7/09/04)                      B1          B+   6/22/11      2,032,916
------------------------------------------------------------------------------------------------------------------------------------


                HOTELS RESTAURANTS & LEISURE - 4.0%

        1,995   24 Hour Fitness Worldwide, Inc., Term Loan B                                B1           B   7/01/09      2,007,456
        1,995   Jack in the Box Inc., Term Loan B                                          Ba2          BB   1/09/10      2,014,327
        2,000   MGM Mirage, Term Loan                                                       NR          NR  11/25/08      2,004,063
        2,000   Metro-Goldwyn-Mayer Studios, Inc., Term Loan B                              NR          NR   4/26/11      2,010,000
        2,454   Wyndham International, Inc., Term Loan II                                   NR          NR   4/01/06      2,448,219
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,484,065
------------------------------------------------------------------------------------------------------------------------------------


                HOUSEHOLD DURABLES - 0.8%

        2,000   Sealy Mattress Company, Term Loan                                           B2          B+   4/06/12      2,034,375
------------------------------------------------------------------------------------------------------------------------------------


                INSURANCE - 0.8%

        2,000   Conseco, Inc., Term Loan                                                    B3         BB-   6/22/10      2,038,750
------------------------------------------------------------------------------------------------------------------------------------


                MEDIA - 3.8%

        2,000   Charter Communications Operating, LLC, Term Loan B                          B2           B   4/07/11      1,994,091
        2,000   Freedom Communications, Inc., Term Loan B                                  Ba3          BB   5/18/12      2,034,375
        1,934   Regal Cinemas Corporation, Term Loan B                                     Ba3         BB-  11/10/10      1,959,783
          998   TransWestern Publishing Company LLC, Second Lien, Term Loan                 B2           B   2/25/12      1,011,216
          985   TransWestern Publishing Company LLC, First Lien, Term Loan                  B1         BB-   2/25/11        998,954
        2,243   WMG Acquisition Corp., Term Loan (DD, settling 7/07/04)                     B1          NR   2/27/11      2,278,941
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,277,360
------------------------------------------------------------------------------------------------------------------------------------


                METALS & MINING - 1.1%

        3,000   Amsted Industries Incorporated, Term Loan B (DD, settling 8/13/04)          B1         BB-  10/15/10      3,058,125
------------------------------------------------------------------------------------------------------------------------------------


                PAPER & FOREST PRODUCTS - 1.1%

        2,993   Solo Cup Company, Term Loan                                                 B1          B+   2/27/11      3,030,219
------------------------------------------------------------------------------------------------------------------------------------


                                       12

                                                                                             RATINGS*
                                                                                       -------------------
    PRINCIPAL                                                                                                 STATED
 AMOUNT (000)   DESCRIPTION(1)                                                         MOODY'S         S&P  MATURITY**       VALUE
------------------------------------------------------------------------------------------------------------------------------------

                REAL ESTATE - 0.8%

$       2,138   Crescent Real Estate Funding XII, L.P., Term Loan                           NR          NR   3/20/06    $ 2,158,151
------------------------------------------------------------------------------------------------------------------------------------


                ROAD & RAIL - 1.1%

        2,850   Laidlaw Inc., Term Loan B-1                                                Ba3         BB+   6/19/09      2,903,435
------------------------------------------------------------------------------------------------------------------------------------
                Total Variable Rate Senior Loan Interests (cost $60,043,519)                                             60,313,160
------------------------------------------------------------------------------------------------------------------------------------


                SHORT-TERM INVESTMENTS - 5.8% (4.0% OF TOTAL INVESTMENTS)

$      15,852   State Street Bank Repurchase Agreement, 1.170%, dated 6/30/04, due 7/01/04,                              15,851,824
                  repurchase price $15,852,339, collateralized by U.S. Treasury Bonds
------------------------------------------------------------------------------------------------------------------------------------
$      15,852   Total Short-Term Investments (cost $15,851,824)                                                          15,851,824
=============   --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $390,323,741) - 147.6%                                                          396,284,032
                --------------------------------------------------------------------------------------------------------------------
                FundNotes (29.1)%                                                                                       (78,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.7)%                                                                   (4,857,649)
                --------------------------------------------------------------------------------------------------------------------
                FundPreferred Shares, at Liquidation Value (16.8)%                                                      (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $268,426,383
                ====================================================================================================================

                     (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                     (2) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the certificate of deposit rate.

                            Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

                       * Ratings below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

                      ** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

                     (a) At or subsequent to June 30, 2004, this issue was under the protection of the federal bankruptcy court.

                    (DD)    Security purchased on a delayed delivery basis.

                      NR    Not rated.


                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES June 30, 2004 (Unaudited)



--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $390,323,741)                         $ 396,284,032
Receivables:
   Dividends                                                          1,226,210
   Interest                                                             425,333
   Investments sold                                                     299,491
   Reclaims                                                              44,167
Deferred FundNote offering costs                                      1,828,413
Other Assets                                                              8,183
--------------------------------------------------------------------------------
      Total assets                                                  400,115,829
--------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                     7,564,559
FundNotes                                                            78,000,000
Accrued expenses:
   Management fees                                                      184,049
   Organization and offering costs                                      726,362
   Other                                                                180,415
FundNote interest payable                                                21,983
FundPreferred share dividends payable                                    12,078
--------------------------------------------------------------------------------
      Total liabilities                                              86,689,446
--------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                           45,000,000
--------------------------------------------------------------------------------
Net assets applicable to Common shares                            $ 268,426,383
================================================================================
Common shares outstanding                                            13,855,240
================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                          $       19.37
================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
--------------------------------------------------------------------------------
Common shares, $.01 par value per share                           $     138,552
Paid-in surplus                                                     262,862,532
Undistributed (Over-distribution of) net investment income             (219,579)
Accumulated net realized gain (loss) from investments                  (315,413)
Net unrealized appreciation of investments                            5,960,291
--------------------------------------------------------------------------------
Net assets applicable to Common shares                            $ 268,426,383
================================================================================
Authorized shares:
   Common                                                             Unlimited
   FundPreferred shares                                               Unlimited
================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                              OPERATIONS For the Period January 27, 2004
                        (commencement of operations) through June 30, 2004 (Unaudited)


--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $211,132)                $4,058,229
Interest                                                                991,435
Fees                                                                     35,609
--------------------------------------------------------------------------------
Total investment income                                               5,085,273
--------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,178,275
FundNote interest expenses                                              213,594
FundPreferred shares - auction fees                                      52,521
FundPreferred shares - dividend disbursing agent fees                     3,095
Shareholders' servicing agent fees and expenses                           1,715
Custodian's fees and expenses                                            38,884
Trustees' fees and expenses                                               5,705
Professional fees                                                        20,008
Shareholders' reports - printing and mailing expenses                    23,879
Investor relations expense                                               17,645
Other expenses                                                           12,007
--------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  1,567,328
   Custodian fee credit                                                  (7,748)
   Expense reimbursement                                               (418,942)
--------------------------------------------------------------------------------
Net expenses                                                          1,140,638
--------------------------------------------------------------------------------
Net investment income                                                 3,944,635
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                              (315,413)
Net unrealized appreciation of investments                            5,960,291
--------------------------------------------------------------------------------
Net gain from investments                                             5,644,878
--------------------------------------------------------------------------------

DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                              (90,774)
From accumulated net realized gains from investments                         --
--------------------------------------------------------------------------------
Decrease in net assets applicable to Common shareholders
   from distributions to FundPreferred shareholders                     (90,774)
--------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                   $9,498,739
================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS For the Period
                        January 27, 2004 (commencement of operations) through June 30, 2004 (Unaudited)



--------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 3,944,635
Net realized gain (loss) from investments                              (315,413)
Net unrealized appreciation of investments                            5,960,291
Distributions to FundPreferred shareholders:
   From net investment income                                           (90,774)
   From accumulated net realized gains from investments                      --
--------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                    9,498,739
--------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (4,073,440)
From accumulated net realized gains from investments                         --
--------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                              (4,073,440)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                 263,981,000
   Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                             --
FundPreferred shares offering costs                                  (1,080,000)
--------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from
   capital share transactions                                       262,901,000
--------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares              268,326,299
Net assets applicable to Common shares at the beginning of period       100,084
--------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period        $268,426,383
================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                            $   (219,579)
================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                              CASH FLOWS For the Period January 27, 2004
                        (commencement of operations) through June 30, 2004 (Unaudited)



--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES
   FROM OPERATIONS                                                 $  9,498,739
Adjustments to Reconcile the Net Increase in
   Net Assets Applicable to Common Shares from Operations
   to Net Cash Used in Operating Activities:
   Purchase of investment securities                               (390,639,698)
   Short-term investment securities, net                            (15,851,824)
   Proceeds from disposition of investment securities                15,720,623
   Accretion/Amortization of discounts and premiums, net                 70,643
   Increase in dividends receivable                                  (1,226,210)
   Increase in interest receivable                                     (425,333)
   Increase in receivable from investments sold                        (299,491)
   Increase in reclaim receivable                                       (44,167)
   Increase in other assets                                              (8,183)
   Increase in payable for investments purchased                      7,564,559
   Increase in management fees payable                                  184,049
   Increase in FundPreferred share dividends payable                     12,078
   Increase in other liabilities                                        180,415
   Increase in FundNote interest payable*                                21,983
   Net unrealized appreciation of investments                        (5,960,291)
   Net realized loss from investments                                   315,413
   Net realized loss from paydowns                                       61,102
--------------------------------------------------------------------------------
   Net cash used in operating activities                           (380,825,593)
--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares:
   Net proceeds from sale of shares                                 263,981,000
   Cash distributions paid to Common shareholders                    (4,073,440)
Organization and offering costs payable                                 726,362
FundNotes:
   Liquidation value                                                 78,000,000
   Deferred offering costs                                           (1,828,413)
Net proceeds from sale of FundPreferred shares                       43,920,000
--------------------------------------------------------------------------------
   Net cash provided by financing activities                        380,725,509
--------------------------------------------------------------------------------
NET DECREASE IN CASH                                                   (100,084)
Cash at the beginning of period                                        (100,084)
--------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                          $         --
================================================================================

* Cash paid for interest on FundNotes during the period April 23, 2004 through June 30, 2004, was $191,611.



                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Tax-Advantaged Total Return Strategy Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JTA." The Fund was organized as a Massachusetts business trust on October 1, 2003.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($11,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation by investing primarily in a portfolio of dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that qualify for favorable federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends"). The Fund will also invest to a more limited extent in preferred securities that are eligible to pay tax-advantaged dividends, as well as senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield debt securities, that are not eligible to pay tax-advantaged dividends.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available for fixed-income securities and senior loans, the pricing service establishes fair market value using a wide range of market data including yields or prices of securities and senior loans of comparable quality, type of issue, coupon, maturity and rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the investment. Short-term securities are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of a senior loan, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the primary market is considered the date on which the loan allocations are determined. Realized gains and losses from such transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2004, the Fund had outstanding delayed delivery purchase commitments of $7,350,191.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior loans. Fees consist primarily of senior loan amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original senior loan agreement.

Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Net realized capital gains and ordinary income distributions made by the Fund are subject to federal taxation.

Dividends and Distributions to Common Shareholders

The Fund intends to declare monthly income distributions to Common shareholders. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

In the future, the Fund will consider making monthly cash distributions to Common Shareholders of a stated dollar amount (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). If a Managed Distribution Policy is adopted the Fund will seek to maintain a stable dividend level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any, and interest and required principal payments on Borrowings, if any. Under a Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets.

FundNotes

Effective April 23, 2004, the Fund issued 3,120 Series F, $25,000 stated value FundNotes that mature on April 24, 2034. The interest rate may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. For the period April 23, 2004 through June 30, 2004, the average daily balance of FundNotes was $78 million with an average annual interest rate of 1.45%.

FundPreferred Shares

Effective May 6, 2004, the Fund issued 1,800 Series W, $25,000 stated value FundPreferred shares. The dividend rate may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period.

      A

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



Derivative Financial Instruments

The Fund may use derivatives or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investment during the period January 27, 2004 (commencement of operations) through June 30, 2004.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,500) and pay all Common share offering costs (other than the sales load) that exceed $.04 per Common share. The Fund's share of Common share offering costs of $554,000 was recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by the Fund in connection with its offering of FundNotes ($1,840,000) were recorded as a deferred charge which will be amortized over the 30 year life of the FundNotes and included with FundNote Interest Expense on the Statement of Operations.

Costs incurred by the Fund in connection with its offering of FundPreferred shares ($1,080,000) were recorded as a reduction to paid-in surplus.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

During the period January 27, 2004 (commencement of operations) through June 30, 2004, the Fund sold 13,850,000 Common shares, 3,120 FundNotes and 1,800 FundPreferred shares.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the period January 27, 2004 (commencement of operations) through June 30, 2004, aggregated $390,639,698 and $15,720,623, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on senior loans, recognition of premium amortization on debt securities and timing differences in recognizing certain gains and losses on security transactions.

At June 30, 2004, the cost of investments were as follows:

--------------------------------------------------------------------------------
Cost of investments                                                $390,408,790
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2004, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $12,482,301
   Depreciation                                                      (6,607,059)
--------------------------------------------------------------------------------
Net unrealized appreciation of investments                          $ 5,875,242
================================================================================

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily managed assets of the Fund. "Managed Assets" means the average daily net assets of the Fund including assets attributable to FundPreferred shares and the principal amount of borrowings, if any.

AVERAGE DAILY MANAGED ASSETS                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $500 million                                                .9000%
For the next $500 million                                                 .8750
For the next $500 million                                                 .8500
For the next $500 million                                                 .8250
For Managed Assets over $2 billion                                        .8000
================================================================================


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ") and Symphony Asset Management, LLC ("Symphony"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depository Receipts ("ADRs"). Symphony manages the portion of the Fund's investment portfolio allocated to senior loans and other debt instruments. NWQ and Symphony are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates went into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rates (approximately .004%) at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rates at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                     YEAR ENDING
JANUARY 31,                                     JANUARY 31,
--------------------------------------------------------------------------------
2004*                    .32%                           2009                .32%
2005                     .32                            2010                .24
2006                     .32                            2011                .16
2007                     .32                            2012                .08
2008                     .32
================================================================================

*From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.

6. COMMITMENTS

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2004, there were no such unfunded senior loan commitments.

7. SENIOR LOAN PARTICIPATION COMMITMENTS

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2004, there were no such outstanding participation commitments.

8. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Fund declared a dividend distribution of $.0735 per Common share which was paid on August 2, 2004, to shareholders of record on July 15, 2004.

                        Financial
                               HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout the period:
                                                         Investment Operations
                                  -----------------------------------------------------------------------
                                                                  Distributions    Distributions
                                                                       from Net             from
                     Beginning                         Net           Investment          Capital
                        Common                   Realized/            Income to         Gains to
                         Share           Net    Unrealized        FundPreferred    FundPreferred
                     Net Asset    Investment    Investment               Share-           Share-
                         Value     Income(a)    Gain (Loss)(a)          holders+         holders+   Total
=========================================================================================================
Period Ended 6/30:
2004(b)                 $19.10          $.29          $.40                $(.01)             $--     $.68
=========================================================================================================
                           Less Distributions                                                      Total Returns
                   -------------------------------                                             --------------------
                                                                                                            Based
                          Net                              Offering                                            on
                   Investment     Capital                 Costs and       Ending                           Common
                    Income to    Gains to                 Preferred       Common                Based       Share
                       Common      Common                     Share        Share     Ending        on         Net
                       Share-      Share-              Underwriting    Net Asset     Market    Market       Asset
                      holders     holders    Total        Discounts        Value      Value     Value**     Value**
===================================================================================================================
Period Ended 6/30:
2004(b)                 $(.29)        $--    $(.29)           $(.12)      $19.37     $16.76    (14.79)%      2.98%
===================================================================================================================
                                                     Ratios/Supplemental Data
                    -------------------------------------------------------------------------------------------
                                    Before Credit/Reimbursement     After Credit/Reimbursement***
                                   ----------------------------     -----------------------------
                                                 Ratio of Net                      Ratio of Net
                                     Ratio of      Investment        Ratio of        Investment
                        Ending       Expenses       Income to        Expenses         Income to
                            Net    to Average         Average       to Average          Average
                         Assets    Net Assets      Net Assets       Net Assets       Net Assets
                     Applicable    Applicable      Applicable       Applicable       Applicable      Portfolio
                      to Common     to Common       to Common        to Common        to Common       Turnover
                    Shares (000)       Shares++        Shares++         Shares++         Shares++         Rate
===============================================================================================================
Period Ended 6/30:
2004(b)                $268,426          1.43%*          3.21%*           1.04%*           3.60%*            6%
===============================================================================================================


                                  FundNotes at End of Period               FundPreferred Shares at End of Period
                    --------------------------------------------------    ---------------------------------------
                      Aggregate     Average Market               Asset      Aggregate    Liquidation
                         Amount          Value Per        Coverage Per         Amount     and Market        Asset
                    Outstanding         $25,000 of           $1,000 of    Outstanding          Value     Coverage
                           (000)  Principal Amount    Principal Amount           (000)     Per Share    Per Share
-----------------------------------------------------------------------------------------------------------------
Period Ended 6/30:
2004(b)                 $78,000            $25,000              $5,018        $45,000        $25,000     $217,459
=================================================================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares. Each Ratio of Expenses to Average Net Assets Applicable to Common shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares includes the effect of the interest expense paid on FundNotes as follows:
        Ratio of
        FundNotes
        Interest
        Expense
        to Average
        Net Assets
        Applicable to
        Common Shares
        -------------
     2004(b)      .19%*
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period January 27, 2004 (commencement of operations) through June 30, 2004.

                                  24-25 SPREAD

                                 See accompanying notes to financial statements.

Reinvest Automatically
       EASILY AND CONVENIENTLY

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

NET ASSET VALUE (NAV): A Fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.



BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six months ended June 30, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

           Learn more
about Nuveen Funds at
   WWW.NUVEEN.COM/ETF

o Share prices
o Fund details
o Daily financial news
o Investor education
o Interactive planning tools

Logo: NUVEEN Investments


                                                                     ESA-C-0604D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: September 9, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: September 9, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: September 9, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.